SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2002

AMERIGON INCORPORATED
(Exact name of registrant as specified in its charter)

California	0-21810	95-4318554
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5462 Irwindale Avenue
Irwindale, California 91706
(626) 815-7400
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Item 9.    Regulation FD Disclosure.

On November 14, 2002, Oscar B. Marx III, Chairman and Chief Executive Officer, and Sandra L. Grouf, Chief Financial Officer, of Amerigon Incorporated, each signed the written statements required by Section 906 of the Sarbanes-Oxley Act of 2002. The text of the two statements is contained below.

Certificate Made Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

WRITTEN STATEMENT
PURSUANT TO
18 U.S.C. SECTION 1350

The undersigned, Oscar B. Marx III, the Chief Executive Officer, of Amerigon Incorporated (the “Company”), pursuant to 18 U.S.C. (S)1350, hereby certifies that:

(i)  the Form 10Q for the quarterly period ended September 30, 2002 of the Company (the “Report) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2002	By:	/s/ OSCAR B. MARX III
Oscar B. Marx III

WRITTEN STATEMENT
PURSUANT TO
18 U.S.C. SECTION 1350

The undersigned, Sandra L. Grouf, the Chief Financial Officer, of Amerigon Incorporated (the “Company”), pursuant to 18 U.S.C. ss.1350, hereby certifies that:

(i)  the Form 10Q for the quarterly period ended September 30, 2002 of the Company (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2002	/s/ Sandra L. Grouf
Sandra L. Grouf

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGON INCORPORATED

By:	/s/ OSCAR B. MARX, III
Oscar B. Marx, III Chief Executive Officer

Date:    November 14, 2002